UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2022

LAKE SHORE BANCORP, inc.

(Exact name of registrant as specified in its charter)

United States	000-51821	20-4729288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Fourth Street, Dunkirk, NY 14048

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (716) 366-4070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LSBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On January 26, 2022, the Board of Directors of Lake Shore Bancorp, Inc. (the “Company”) appointed Michelle M. DeBergalis to the Company’s Board of Directors effective February 1, 2022.

Ms. DeBergalis is currently the chief executive officer of American Realty Group, a real estate firm that provides brokerage and real estate services, including property management, for the commercial and residential real estate sectors. She has held this position since 2019. Ms. DeBergalis is also a member of the Adjunct Faculty in Business Administration and Office Management at the State University of New York (SUNY) Erie campus. Prior to this, Ms. DeBergalis was the Chief Operating Officer for McGuire Development, a commercial real estate and development company, a position she held from 2013 to 2019. She was also a member of the Adjunct Faculty at SUNY Buffalo State from 2015 to 2017.

The Boards of Directors of Lake Shore, MHC (the Company’s majority stockholder) and Lake Shore Savings Bank also appointed Ms. DeBergalis to their respective boards.

There were no understandings or arrangements with any person regarding this appointment to the Board of the Company. Ms. DeBergalis has not participated in any transactions with the Company that, in the aggregate, exceed $120,000.  The Board has not yet determined which committee Ms. DeBergalis will serve as a member.

A press release announcing the appointment of Ms. DeBergalis is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)On January 26, 2022, the Board of Directors of the Company amended its bylaws effective

February 1, 2022 to increase the number of directors from nine members to ten members. The Amended and Restated Bylaws of the Company are attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

3.2 Amended and Restated Bylaws of Lake Shore Bancorp, Inc.

99.1 Press release of Lake Shore Bancorp, Inc. dated January 26, 2022

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lake Shore Bancorp, Inc.

By: /s/ Rachel A. Foley

Name: Rachel A. Foley

Title: Chief Financial Officer and Treasurer

Date: February 1, 2022